Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Graybug Vision, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frederic Guerard, Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 12, 2021	By:	/s/ Frederic Guerard
Frederic Guerard, Pharm.D. Chief Executive Officer (Principal Executive Officer)